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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                              AIM V.I. VALUE FUND

                       Supplement dated December 16, 1996
                      to the Prospectus dated May 1, 1996
              as supplemented October 9, 1996 and November 5, 1996


APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of AIM Variable Insurance Funds, Inc. (the "Company") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Company with respect to AIM V.I. Capital Appreciation Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. International Equity Fund, AIM V.I. Money Market Fund and AIM V.I. Value Fund (the "Funds"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with A I M Distributors, Inc. There are no material changes to the terms of the new agreements, including the fees payable by the Funds. No change is anticipated in the investment advisory or other personnel responsible for the Funds as a result of these new agreements.

         The Board has approved these new agreements because each Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that each Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to each such Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of and changes to certain fundamental investment policies of each Fund, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         Each of the Funds is currently subject to a fundamental investment policy which generally prohibits it from investing in other investment companies. The Board has approved the elimination of this prohibition, and the amendment to other fundamental investment policies that correspond to the proposed elimination. The elimination of the fundamental investment policy that prohibits each Fund from investing in other investment companies and the proposed amendments to the corresponding fundamental investment policies would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         For additional information regarding the proposed changes described above, see the Funds' Statement of Additional Information dated May 1, 1996, as supplemented as of December 16, 1996.